UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2019 (April 25, 2019)

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Demonbreun Street, Suite 700 Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 732-6400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Section 5 - Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 25, 2019, CapStar Financial Holdings, Inc. (the “Company”) held its 2019 annual meeting of shareholders (the “2019 Annual Meeting”). At the 2019 Annual Meeting, the Company’s shareholders (i) elected thirteen (13) directors and (ii) ratified the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “Proposals”). The Proposals presented at the 2019 Annual Meeting are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the United States Securities and Exchange Commission on March 20, 2019 (the “Proxy Statement”). Holders of 15,575,978 shares of the Company’s common stock, or approximately 88.09% of the 17,682,677 shares of common stock that are issued and outstanding and entitled to vote, were present in person or represented by proxy at the 2019 Annual Meeting.

The following are the final voting results on the Proposals presented to the Company’s shareholders at the 2019 Annual Meeting.

Proposal 1:	Election of Directors

The Company’s shareholders elected by the following vote each of the thirteen (13) director nominees nominated by the Company’s Board of Directors to serve as directors until the 2020 annual meeting of shareholders and until their successors have been duly elected and qualified:

Director	For	Withhold	Broker Non-Votes
Dennis C. Bottorff	12,086,621	283,216	3,206,141
L. Earl Bentz	12,133,635	236,202	3,206,141
Jeffrey L. Cunningham	12,104,825	265,012	3,206,141
Thomas R. Flynn	12,091,867	277,970	3,206,141
Julie D. Frist	12,091,338	278,499	3,206,141
Louis A. Green III	12,135,201	234,636	3,206,141
Myra NanDora Jenne	12,096,678	273,159	3,206,141
Dale W. Polley	12,115,998	253,839	3,206,141
Stephen B. Smith	12,112,757	257,080	3,206,141
Richard E. Thornburgh	12,108,434	261,403	3,206,141
Claire W. Tucker	11,939,760	430,077	3,206,141
James S. Turner, Jr.	12,095,352	274,485	3,206,141
Toby S. Wilt	12,126,052	243,785	3,206,141

Proposal 2:	Ratification of Elliott Davis, LLC as the Company’s Independent Registered Public Accounting Firm

The Company’s shareholders ratified the Audit Committee’s appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The table below sets forth the voting results for Proposal 2:

For	Against	Abstain	Broker Non-Votes
15,529,931	38,695	7,352	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

By:	/s/ Robert B. Anderson
Robert B. Anderson
Chief Financial Officer and
Chief Administrative Officer

Date: April 30, 2019